Capital disclosures	12 Months Ended
Dec. 31, 2023
Disclosure of Objectives, Policies and Processes for Managing Capital1 [Abstract]
Capital disclosures	Capital disclosures
Our business is cyclical and is subject to significant changes in cash flow over the business cycle. In addition, financial performance can be materially influenced by changes in product prices and the relative values of the Canadian and U.S. dollars. Our objective in managing capital is to ensure adequate liquidity and financial flexibility at all times, particularly at the lower points in the business cycle.
Our main policy relating to capital management is to maintain a strong balance sheet and otherwise meet financial tests that rating agencies commonly apply for investment-grade issuers of public debt. Our debt is currently rated as investment grade by three major rating agencies.
We monitor and assess our financial performance to ensure that debt levels are prudent, taking into account the anticipated direction of the business cycle. When financing acquisitions, we combine cash on hand, debt, and equity financing in a proportion that is intended to maintain an investment-grade rating for debt throughout the cycle. Debt repayments are arranged, where possible, on a staggered basis that takes into account the uneven nature of anticipated cash flows. We have established committed revolving lines of credit that provide liquidity and flexibility when capital markets are restricted. In addition, as a normal part of our business, we have in the past and may from time to time seek to repurchase our outstanding securities through issuer bids or tender offers, open market purchases, privately negotiated transactions or otherwise. Such repurchases, if any, will depend on prevailing market conditions, our liquidity requirements, contractual and legal restrictions and other factors.
A strong balance sheet and liquidity profile, along with our investment-grade debt rating, are key elements of our goal to maintain a balanced capital allocation strategy. Priorities within this strategy include: reinvesting in our operations across all market cycles to strategically enhance productivity, product mix, and capacity; maintaining a leading cost position; maintaining financial flexibility to capitalize on growth opportunities, including the pursuit of acquisitions and larger-scale strategic growth initiatives; and returning capital to shareholders through dividends and share repurchases.
Two key measurements used to monitor our capital position are total debt to total capital and net debt to total capital, calculated as follows:

	December 31,	December 31,
As at	2023	2022
Debt
Operating loans	$—	$—
Current and long-term lease obligation	39	37
Current and long-term debt	500	500
Derivative liabilities[1]	—	—
Open letters of credit[1]	43	61
Total debt	582	598
Shareholders’ equity	7,223	7,619
Total capital	$7,805	$8,217
Total debt to capital	7%	7%

Total debt	$582	$598
Cash and cash equivalents	(900)	(1,162)
Open letters of credit	(43)	(61)
Derivative liabilities	—	—
Cheques issued in excess of funds on deposit	—	—
Net debt	(361)	(625)
Shareholders’ equity	7,223	7,619
Total capital	$6,862	$6,994
Net debt to capital	(5%)	(9%)
1.Letters of credit facilities and the fair value of derivative liabilities are part of our bank covenants’ total debt calculation.